Exhibit 10.2

REGISTRATION RIGHTS AGREEMENT

AGREEMENT dated as of July 23, 2019 between Chicken Soup for the Soul Entertainment, Inc., a Delaware corporation (“CSSE”), and _________________ (“Investor”).

WITNESSETH :

WHEREAS, in consideration of, and as a condition to, Investor’s consummation of the transactions contemplated by the Share Purchase Agreement of even date herewith (“Share Purchase Agreement”), the parties hereto desire to enter into this Registration Rights Agreement (as the same may be amended, supplemented or restated from time to time, this “Agreement”).

NOW, THEREFORE, in consideration of the covenants and agreements contained herein, the parties hereto agree as follows:

ARTICLE 1.
DEFINITIONS

Section 1.01 Definitions. Capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Share Purchase Agreement. In addition, as used herein, the following terms have the following meanings:

“Affiliate” means, with respect to any Person, any “affiliate” of such Person, within the meaning of Rule 144.

“Board” means the board of directors of CSSE.

“Common Stock” means the Class A common stock, par value $0.0001 per share, of CSSE.

“Company Securities” means (i) the Common Stock or (ii) the Preferred Stock to be issued by CSSE.

“Effective Period” means the period beginning on the effective date of a Registration Statement and ending on the date when there are no Registrable Securities outstanding held by Investor or any Affiliate of Investor to whom the rights hereunder are assigned.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Form S-l” means such form under the Securities Act as in effect on the date hereof or any successor registration form under the Securities Act subsequently adopted by the SEC.

“Form S-3” means such form under the Securities Act as in effect on the date hereof or any registration form under the Securities Act subsequently adopted by the SEC that permits incorporation of substantial information by reference to other documents filed by the Company with the SEC.

“FINRA” means the Financial Industry Regulatory Authority Inc.

“Governmental Authority” means any transnational, or domestic or foreign, federal, state or local governmental authority, department, court, agency or official, including any political subdivision thereof.

“Government Official” means (a) any officer, director, employee, appointee or official representative of a Governmental Authority or of a public international organization; (b) any political party or party official; or (c) any candidate for political or judicial office.

“Notice and Questionnaire” means a written notice delivered to CSSE containing substantially the information called for by the Form of Selling Securityholder Notice and Questionnaire attached as Exhibit A.

“Person” means an individual, corporation, partnership, limited liability company, association, trust or other entity or organization, including a Governmental Authority.

“Preferred Stock” means CSSE’s 9.75% Series A Cumulative Redeemable Perpetual Preferred Stock, par value $0.0001 per share.

“Public Offering” means an underwritten public offering of Company Securities pursuant to an effective Registration Statement.

“Registrable Securities” means all shares of Preferred Stock issued to Investor under the Share Purchase Agreement.

“Registration Expenses” means any and all expenses incident to the performance of or compliance with any registration or marketing of securities, including all (i) registration and filing fees, and all other fees and expenses payable in connection with the listing of securities on any securities exchange or automated interdealer quotation system, (ii) fees and expenses of compliance with any securities or “blue sky” laws (including reasonable fees and disbursements of counsel in connection with “blue sky” qualifications of the securities registered), (iii) expenses in connection with the preparation, printing, mailing and delivery of any Registration Statements, prospectuses and other documents in connection therewith and any amendments or supplements thereto, (iv) security engraving and printing expenses, (v) internal expenses of CSSE (including all salaries and expenses of its officers and employees performing legal or accounting duties), (vi) reasonable fees and disbursements of counsel for CSSE and customary fees and expenses for independent certified public accountants retained by CSSE (including the expenses relating to any comfort letters or costs associated with the delivery by independent certified public accountants or any “cold comfort” letters requested pursuant to Section 2.05, (vii) reasonable fees and expenses of any special experts retained by CSSE in connection with such registration, (viii) reasonable fees and expenses of one legal counsel for Investor (capped at $10,000) and all other reasonable documented out-of-pocket third-party expenses of Investor, (ix) fees and expenses in connection with any review by FINRA of the underwriting arrangements or other terms of the offering, and all fees and expenses of any qualified independent underwriter, including the fees and expenses of any counsel thereunder, including the fees and expenses of any counsel thereto, (x) fees and disbursements of underwriters customarily paid by issuers or sellers of securities, but excluding any underwriting fees, discounts and commissions attributable to the sale of Registrable Securities, (xi) costs of printing and producing any agreements among underwriters, underwriting agreements, any “blue sky” or legal investment memoranda and any selling agreements and other documents in connection with the offering, sale or delivery of the Registrable Securities, (xii) transfer agents’ and registrars’ fees and expenses and the fees and expenses of any other agent appointed in connection with such offering, (xiii) expenses relating to any analyst or investor presentations or any “road shows” undertaken in connection with the registration, marketing or selling of the Registrable Securities, and (xiv) all out of pocket costs and expenses incurred by CSSE or its appropriate officers in connection with their compliance with Section 2.05.

“Registration Statement” means a registration statement filed by CSSE with the SEC in compliance with the Securities Act and the rules and regulations promulgated thereunder (other than a registration on Form S-8, S-4 or any successor forms, relating to any other class of Company Securities issuable upon exercise of employee stock options or in connection with any employee benefit or similar plan of CSSE, or in connection with a direct or indirect acquisition by CSSE of another Person, or in connection with an exchange offer or offering of securities solely to CSSE’s existing stockholders). In no event shall a Registration Statement filed pursuant to Section 2.01 include securities to be registered by any Person other than Investor or any Affiliate to whom the rights hereunder have been assigned.

“Rule 144” means Rule 144 (or any successor provisions) under the Securities Act.

“SEC” means the Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended.

ARTICLE 2.
REGISTRATION RIGHTS

Section 2.01. Shelf Registration.

(a)       CSSE shall use its commercially reasonable efforts to prepare and file or cause to be prepared and filed with the SEC a Registration Statement for the benefit of Investor covering the resale of the Registrable Securities held by Investor on the date hereof no later than 90 days following the date of this Agreement (the “Registration Statement Deadline”) for an offering to be made on a continuous basis pursuant to Rule 415 promulgated by the SEC pursuant to the Securities Act on Form S-3, provided that if CSSE is not then eligible to register for resale such Registrable Securities on Form S-3, such registration shall be on Form S-l or another appropriate form in accordance herewith. The Registration Statement registered hereunder shall contain substantially the “Plan of Distribution” attached hereto as Exhibit C. CSSE shall pay all Registration Expenses in connection with the registration contemplated by this Section 2.01.

(b)       CSSE shall use its commercially reasonable efforts to keep the Registration Statement filed pursuant to Section 2.01(a), as such Registration Statement may be amended in accordance with such Section, continuously effective during the Effective Period and effect the registration thereunder of Registrable Securities held by Investor, or any Affiliate of Investor to whom Registrable Securities have been transferred.

Section 2.02 Piggyback Registration.

(a)       If the Registrable Securities are not then registered under an effective Registration Statement, and if CSSE proposes to register any Preferred Stock under the Securities Act (other than a registration on Form S-8, S-4 or any successor forms, relating to any other class of Company Securities issuable upon exercise of employee stock options or in connection with any employee benefit or similar plan of CSSE, or in connection with a direct or indirect acquisition by CSSE of another Person, or in connection with an exchange offer or offering of securities solely to CSSE’s existing stockholders), for the account of any holder of Preferred Stock other than Investor, CSSE shall give prompt notice at least ten (10) Business Days prior to the anticipated filing date of the Registration Statement relating to such registration to Investor, which notice shall set forth Investor’s rights under this Section 2.02 and shall offer Investor the opportunity to include in such Registration Statement the number of Registrable Securities of the same class or series as those proposed to be registered as Investor may request (a “Piggyback Registration”), subject to the provisions of Section 2.03. Upon the request of Investor and delivery of a Notice and Questionnaire to CSSE made within five (5) Business Days after the receipt of notice from CSSE (which request shall specify the number of Registrable Securities intended to be registered by Investor), CSSE shall cause all Registrable Securities that CSSE has been requested to register by Investor to be included in such registration; provided that (i) if such registration involves a Public Offering, Investor must sell its Registrable Securities to the underwriters selected as provided in Section 2.05, on the same terms and conditions as apply to CSSE, and (ii) if, at any time after giving notice of its intention to register any Company Securities pursuant to this Section 2.02(a) and prior to the effective date of the registration statement filed in connection with such registration, CSSE shall determine for any reason not to register such securities, CSSE shall give notice to Investor and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such registration. No registration effected under this Section 2.02 shall relieve CSSE of its obligations to effect a shelf registration as required by Section 2.01. CSSE shall pay all Registration Expenses in connection with each Piggyback Registration.

Section 2.03 Reduction of Offering Size. If a Registration Statement filed under Section 2.01 or a Piggyback Registration involves a Public Offering and the managing underwriter advises CSSE that, in its view, the number of shares of Company Securities that CSSE and Investor and any other investors intend to include in such registration exceeds the largest number of shares that can be sold without having an adverse effect on such offering, including the price at which such shares can be sold (the “Maximum Offering Size”) (including the number of securities to be sold by CSSE), CSSE shall include in such registration, in the following priority, up to the Maximum Offering Size:

(a)       If the Registration Statement is filed under Section 2.01,

(i)       first, all Registrable Securities requested to be included in such registration by Investor as would not cause the offering to exceed the Maximum Offering Size;

(ii)       second, so much of the Company Securities proposed to be registered for the account of CSSE as would not cause the offering to exceed the Maximum Offering
Size; and

(iii)       third, any securities proposed to be registered for the account of any other
Persons as would not cause the offering to exceed the Maximum Offering Size, with such priorities among them as CSSE shall determine.

(b)       If the Registration Statement includes a Piggyback Registration:

(i)       first, so much of the Company Securities proposed to be registered for the account of CSSE as would not cause the offering to exceed the Maximum Offering Size;

(ii)       second, all Registrable Securities requested to be included in such registration by Investor as would not cause the offering to exceed the Maximum Offering Size; and

(iii)       third, any securities proposed to be registered for the account of any other Persons as would not cause the offering to exceed the Maximum Offering Size, with such priorities among them as CSSE shall determine.

In the event that Registrable Securities are cutback hereunder, CSSE shall give the holders of Registrable Securities at least five (5) Business Days prior written notice along with the calculations as to such holder’s allotment in the Registration Statement.

Section 2.04 [reserved]

Section 2.05 Registration Procedures. Whenever Registrable Securities are registered pursuant to Section 2.01 or Section 2.02, subject to the provisions of such Sections, CSSE shall use commercially reasonable efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof as quickly as practicable, and, in connection with any such request:

(a)       CSSE shall prepare and file with the SEC a Registration Statement as set forth above. If the Registration Statement filed as set forth above is not automatically effective upon filing, CSSE shall use commercially reasonable efforts to cause the effectiveness of such Registration Statement as promptly as possible following such filing date.

(b)       Prior to filing a Registration Statement or prospectus or any amendment or supplement thereto, CSSE shall, if requested, furnish to Investor (if registering its Registrable Securities) and each underwriter, if any, of the Registrable Securities covered by such Registration Statement copies of such Registration Statement, prospectus or supplements or amendments thereto as proposed to be filed, and thereafter CSSE shall furnish to Investor and underwriters, if any, such number of copies of such Registration Statement, each amendment and supplement thereto (in each case including all exhibits thereto and documents incorporated by reference therein), the prospectus included in such Registration Statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 or Rule 430A under the Securities Act and such other documents as Investor or underwriters may reasonably request in order to facilitate the disposition of the Registrable Securities. CSSE shall give Investor, the underwriters in a Public Offering and their respective counsel and accountants, the opportunity to participate in the preparation of any Registration Statement or prospectus, or any amendment or supplement thereto. Investor shall have the right to reasonably request that CSSE modify any information contained in a Registration Statement, amendment and supplement thereto pertaining to Investor and CSSE shall comply with such request; provided, however, that CSSE shall not have any obligation so to modify any information if doing so would cause the Registration Statement or prospectus to contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(c)       After the filing of the Registration Statement, CSSE shall (i) cause the related prospectus to be supplemented by any required prospectus supplement, and, as so supplemented, to be filed pursuant to Rule 424 under the Securities Act, (ii) comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such Registration Statement during the applicable period in accordance with the intended methods of disposition by Investor thereof set forth in such Registration Statement or supplement to such prospectus and (iii) promptly notify Investor of any stop order issued or threatened by the SEC or any state securities commission and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered.

(d)       CSSE shall (i) register or qualify the Registrable Securities covered by such Registration Statement under such other securities or “blue sky” laws of such jurisdictions in the United States as Investor reasonably (in light of Investor’s intended plan of distribution) requests and (ii) cause such Registrable Securities to be registered with or approved by such other Governmental Authorities as may be necessary by virtue of the business and operations of CSSE and do any and all other acts and things that may be reasonably necessary or advisable to enable Investor to consummate the disposition of the Registrable Securities owned by Investor; provided that CSSE shall not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 2.05(d), (B) subject itself to taxation in any such jurisdiction or (C) consent to general service of process in any such jurisdiction.

(e)       CSSE shall immediately notify Investor, at any time when a prospectus relating to the Registration Statement covering the Registrable Securities is required to be delivered under the Securities Act, of any request by the SEC for any amendment or supplement to such Registration Statement or prospectus or for additional information or of the occurrence of an event requiring the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and promptly prepare and make available to Investor and file with the SEC any such supplement or amendment.

(f)       Investor agrees that, upon receipt of any notice from CSSE of the happening of any event of the kind described in Section 2.05(e). Investor shall forthwith discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until Investor receives copies of the supplemented or amended prospectus contemplated by Section 2.05(e), and, if so directed by CSSE, Investor shall deliver to CSSE all copies, other than any permanent file copies then in Investor’s possession, of the most recent prospectus covering such Registrable Securities at the time of receipt of such notice. In addition, Investor acknowledges that it and its Representatives are aware that the federal and state securities laws may prohibit any person who has material, non-public information about a company from purchasing or selling securities of such company or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities.

(g)       CSSE shall use commercially reasonable efforts to list all Registrable Securities covered by such Registration Statement on every securities exchange or quotation system on which any of the Registrable Securities are then listed or traded.

Section 2.06 Indemnification by CSSE. CSSE agrees to indemnify and hold harmless Investor, its Affiliates, officers, directors, employees, partners and agents, and each Person, if any, who controls Investor within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages, liabilities and expenses (including reasonable expenses of investigation and reasonable attorneys’ fees and expenses) (“Damages”) caused by or relating to any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or prospectus relating to the Registrable Securities (as amended or supplemented if CSSE shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by or relating to any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except insofar as such Damages are caused by or related to any such untrue statement or omission or alleged untrue statement or omission so made based upon information furnished in writing to CSSE by Investor or on Investor’s behalf expressly for use therein. CSSE also agrees to indemnify any underwriters of the Registrable Securities, their officers and directors and each Person who controls such underwriters within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act on substantially the same basis as that of the indemnification of Investor provided in this Section 2.06.

Section 2.07 Indemnification by Investor. Investor and any Affiliate of Investor which has executed a joinder agreement hereunder pursuant to Section 2.11 agree to indemnify and hold harmless CSSE, its officers, directors and agents and each Person, if any, who controls CSSE within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from CSSE to Investor, but only with respect to information furnished in writing by Investor and/or its Affiliate, or on its or their behalf, expressly for use in any Registration Statement or prospectus relating to the Registrable Securities, or any amendment or supplement thereto, or any preliminary prospectus. Neither Investor nor such Affiliate shall be liable under this Section 2.07 for any Damages in excess of the net proceeds realized by Investor or such Affiliate in the sale of Registrable Securities to which such Damages relate.

Section 2.08 Conduct of Indemnification Proceedings. If any proceeding (including any investigation by any Governmental Authority) shall be instituted involving any Person in respect of which indemnity may be sought pursuant to Section 2.06 or Section 2.07. such Person (an “Indemnified Party”) shall notify the Person against whom such indemnity may be sought (the “Indemnifying Party”) in writing promptly after the Indemnified Party is made aware of the proceedings and the indemnification procedures set forth in Section 7.6 of the Share Purchase Agreement shall apply mutatis mutandis in connection with any such proceeding.

Section 2.09 Contribution.

(a)       If the indemnification provided for in Section 2.06 or Section 2.07 is unavailable to the Indemnified Parties in respect of any Damages, then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Damages:

(i)       as between CSSE and Investor (including any Affiliate of Investor which has executed a joinder agreement hereunder pursuant to Section 2.11). on the one hand, and the underwriters, on the other, in such proportion as is appropriate to reflect the relative benefits received by CSSE and Investor, on the one hand, and the underwriters, on the other, from the offering of the Registrable Securities, or if such allocation is not permitted by applicable Law, in such proportion as is appropriate to reflect not only the relative benefits but also the relative fault of CSSE and Investor, on the one hand, and of such underwriters, on the other, in connection with the statements or omissions that resulted in such Damages, as well as any other relevant equitable considerations; and

(ii)       as between CSSE, on the one hand, and Investor (including any Affiliate of Investor which has executed a joinder agreement hereunder pursuant to Section 2.11), on the other, in such proportion as is appropriate to reflect the relative fault of CSSE, on the one hand, and of Investor, on the other hand, in connection with such statements or omissions, as well as any other relevant equitable considerations.

(b) The relative benefits received by CSSE and Investor, on the one hand, and such underwriters, on the other, shall be deemed to be in the same proportion as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by CSSE and Investor bear to the total underwriting discounts and commissions received by such underwriters, in each case as set forth in the table on the cover page of the prospectus. The relative fault of CSSE and Investor, on the one hand, and of such underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by CSSE and Investor or by such underwriters. The relative fault of CSSE, on the one hand, and of Investor, on the other, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(c)       CSSE and Investor agree that it would not be just and equitable if contribution pursuant to this Section 2.09 were determined by pro rata allocation (even if the underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in Section 2.09(a). The amount paid or payable by an Indemnified Party as a result of the Damages referred to in Section 2.09(a) shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 2.09, no underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any Damages that such underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, and Investor shall be not required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities of Investor were offered to the public (less underwriters’ discounts and commissions) exceeds the amount of any Damages Investor has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

(d)       In the event of a Registration Statement that covers Company Securities held by multiple Persons, CSSE agrees to modify Investor’s indemnity and contribution obligations hereunder as appropriate to reflect several but not joint liability.

Section 2.10 Cooperation by CSSE. If Investor shall sell any Company Securities pursuant to Rule 144, CSSE shall provide to Investor such information as Investor shall reasonably request to effect such transfer pursuant to Rule 144 and shall otherwise reasonably cooperate, and cause its transfer agent to reasonably cooperate, with Investor in any such transfer pursuant to Rule 144.

Section 2.11 Transfer of Registrable Securities and Registration Rights. For the avoidance of doubt, and other than as set forth in the Share Purchase Agreement, there shall be no restrictions on the transfer by Investor of all or any portion of its Registrable Securities to the extent permitted under the Securities Act and other applicable federal or state securities or blue-sky laws. If Investor transfers any Registrable Securities to any Affiliate, any such Affiliate shall have the rights and obligations of Investor hereunder upon delivery of written notice of such transfer to CSSE and execution of a joinder agreement in the form attached as Exhibit B, and all references to “Investor” in this ARTICLE II shall be deemed to refer to such Affiliate. For the avoidance of doubt, references to “Investor” in ARTICLE III hereof shall refer to Investor only, and not to any Affiliate of Investor.

Section 2.12 Reports Under Exchange Act. With a view to making available to Investor the benefits of Rule 144 and any other rule or regulation of the SEC that may at any time permit Investor to sell securities of CSSE to the public without registration or pursuant to a Registration Statement, CSSE shall:

(a)       make and keep available adequate current public information, as those terms are understood and defined in Rule 144;

(b)       use commercially reasonable efforts to file with the SEC in a timely manner all reports and other documents required of CSSE under the Securities Act and the Exchange Act; and

(c)       furnish to Investor, so long as Investor owns any Registrable Securities, forthwith upon request (i) to the extent accurate, a written statement by CSSE that it has complied with the reporting requirements of Rule 144, the Securities Act, and the Exchange Act, or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 and (ii) such other information as may be reasonably requested in availing Investor of any rule or regulation of the SEC that permits the selling of any such securities without registration.

ARTICLE 3.
[RESERVED]

ARTICLE 4.
MISCELLANEOUS

Section 4.01 Notices. All notices, requests, consents, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been given (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (c) on the date sent by e- mail of a PDF document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next Business Day if sent after normal business hours of the recipient; provided, no email notice shall be deemed to have been given hereunder unless the sender has also hand delivered, delivered by courier or mailed a physical copy of the contents of such email in accordance with clauses (a), (b) and/or (d) of this Section 4.01; or (d) on the third (3rd) day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 4.01):

(a)	if to CSSE to:

Chicken Soup for the Soul Entertainment, Inc.

132 E. Putnam Avenue, Floor 2

Cos Cob, Connecticut 06807

Attention: Mr. William J. Rouhana, Jr.

Email: wrouhana@chickensoupforthesoul.com

with a copy (which shall not constitute notice) to:

Graubard Miller

The Chrysler Building

405 Lexington Avenue, 11 Floor

New York, New York 10174

Attention: David Alan Miller, Esq., and Brian L. Ross, Esq.

Email: dmiller@graubard.com bross@graubard.com

(b)	if to Investor to at the address below.

Section 4.02 Entire Agreement. This Agreement (including the Exhibits hereto) and the Share Purchase Agreement contain the entire agreement among the parties with respect to the subject matter hereof, and supersede all prior agreements and understandings, oral or written, with respect to such matters.

Section 4.03 Amendment; Waivers. Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by CSSE and Investor, or in the case of a waiver, by the party against whom such waiver is intended to be effective. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

Section 4.04 No Assignment or Benefit to Third Parties. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, successors, legal representatives and permitted assigns. Neither party hereto may assign or transfer any of its rights or obligations under this Agreement without the consent in writing of the other party hereto; provided that Investor may transfer some or all of its rights hereunder in accordance with Section 2.11. Nothing in this Agreement, expressed or implied, is intended to confer on any Person other than the parties hereto, and their respective heirs, successors, legal representatives and permitted assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

Section 4.05 Governing Law. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Delaware, without regard to the laws of any other jurisdiction that might be applied because of the conflicts of laws principles of such state.

Section 4.06 Arbitration. The arbitration procedures set forth in Section 9.8 of the Share Purchase Agreement shall apply mutatis mutandis in connection with any dispute between the parties arising out of or relating to this Agreement.

Section 4.07 Counterparts; Effectiveness. This Agreement may be executed in several counterparts (any of which counterparts may be delivered by facsimile, portable document format (pdf) or any electronic signature complying with the U.S. federal ESIGN Act of 2000 (including DocuSign)), each of which shall be deemed an original and all of which shall together constitute one and the same instrument. This Agreement shall become effective when each party shall have received a counterpart hereof signed by the other party. Until and unless each party has received a counterpart hereof signed by the other parties, this Agreement shall have no effect and no party shall have any right or obligation hereunder (whether by virtue of any other oral or written agreement or other communication). Minor variations in the form of the signature page, including footers, will be disregarded in determining a party’s intent or the effectiveness of such signature.

Section 4.08 Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision hereof shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any Person or any circumstance, is invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

Section 4.09 Time of Essence. Time is of the essence for each and every provision of this Agreement.

Section 4.10 Specific Performance. The parties agree that irreparable harm would occur and that the parties would not have an adequate remedy at law if any of the provisions of this Agreement were not performed in accordance with their specific terms on a timely basis or were otherwise breached. It is accordingly agreed that, without posting a bond or other undertaking, the parties shall be entitled to injunctive or other equitable relief to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any court of competent jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity. In the event that any such action is brought in equity to enforce the provisions of this Agreement, no party hereto will allege, and each party hereto hereby waives the defense or counterclaim, that there is an adequate remedy at law. The parties further agree that (a) by seeking any remedy provided for in this Section 4.10. a party hereto shall not in any respect waive its right to seek any other form of relief that may be available to such party hereto under this Agreement and (b) nothing contained in this Section 4.10 shall require any party hereto to institute any action for (or limit such party’s right to institute any action for) specific performance under this Section 4.10 before exercising any other right under this Agreement.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

CHICKEN SOUP FOR THE SOUL
ENTERTAINMENT, INC.

By:
Name: William J. Rouhana, Jr.
Title: Chief Executive Officer

INVESTOR

[ENTITY]

By:
Name:
Title:
Address: